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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest reported) August 6, 2002
                                      --------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 858-486-7200
                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         n/a

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Ontro Inc. ("Ontro") received notice from the Nasdaq Stock Market, Inc.("Nasdaq") of its determination to de-list Ontro's securities from the Nasdaq SmallCap Market as disclosed in the attached press release as exhibit
99.1. Ontro intends to appeal Nasdaq's determination.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         n/a

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         n/a

ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         n/a

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Ontro, Inc.
                                                     a California corporation

                                                       /s/Kevin A. Hainley
                                                       -------------------
                                                         Kevin A. Hainley
Date: August 6, 2002                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit           Description

99.1              Press releaase dated August 2, 2002